UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 15, 2013

General Electric Company
(Exact name of registrant as specified in its charter)

New York	001-00035	14-0689340
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3135 Easton Turnpike, Fairfield, Connecticut		06828-0001
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (203) 373-2211

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

(1)

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)

On February 15, 2013, the Board of Directors of General Electric Company (the “Company”) elected Francisco D’Souza to the Company’s Board of Directors.  Mr. D’Souza is CEO and Director of Cognizant Technology Solutions Corporation.  In connection with Mr. D’Souza’s election, the Board of Directors increased its size from 18 to 19 directors, and Mr. D’Souza joined the Board of Directors to fill the resulting vacancy.

The Board of Directors has determined that Mr. D’Souza is an independent director under the New York Stock Exchange listing standards and the Company's independence guidelines, as set forth in its Governance Principles.

Mr. D’Souza will participate in the compensation and benefit program for non-management directors as described on pages 12 through 14 of the Company’s Proxy Statement for its Annual Meeting of Shareowners held on April 25, 2012 (filed with the Securities and Exchange Commission on March 9, 2012).

The Board has not yet appointed Mr. D’Souza to any Board committee.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)

Effective February 15, 2013, the Board of Directors also amended and restated the Company’s By-Laws to:

•	amend Article VII to reduce the threshold for shareowners to call a special meeting from 20% to 10%;
•
modify Article VII beginning with the Company’s 2014 Annual Meeting of Shareowners to: (1) align our advance notice deadline with the Securities and Exchange Commission (“SEC”) deadline for shareowner proposals such that notice of a shareowner’s intention to nominate a director or propose other business at an annual meeting (outside the SEC Rule 14a-8 context) be delivered to the Company between 150 and 120 days prior to the anniversary of the date the Company commenced mailing of its proxy materials in connection with its most recent annual meeting (previously, the period for submitting such notification was between 120 and 90 days prior to the anniversary of the most recent annual meeting); and (2) clarify the information shareowners are required to provide the Company in connection with such nomination or proposal; and

•	make clarifications, updates and other, non-substantive changes to the By-Laws in Articles II, III, IV, V, VII, VIII, XI and XIII.

This description of the amendments to the By-Laws is qualified in its entirety by reference to the text of the amended and restated By-Laws filed as Exhibit 3(ii) to this Report.

Item 9.01 Finanical Statements and Exhibits
(d) Exhibits
The following exhibit is being filed as part of this report:

Exhibit Description
3(ii) The By-Laws of General Electric Company, as amended and restated on February 15, 2013

(2)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Electric Company
(Registrant)

Date: February 15, 2013	/s/ Brackett B. Denniston III
Brackett B. Denniston III Senior Vice President, General Counsel and Secretary

(3)